UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________
FORM 8-K
____________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2022

____________________________________________________________
GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
____________________________________________________________

Montana	000-18911	81-0519541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

49 Commons Loop	Kalispell,	Montana	59901
(Address of principal executive offices)			(Zip Code)

(406)	756-4200
(Registrant’s telephone number, including area code)
____________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GBCI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 26, 2022, the Board of Directors (the “Board”) of Glacier Bancorp, Inc. (the “Company”), elected Jesus Thomas Espinoza as a director of the Company, effective as of December 1, 2022. Mr. Espinoza was also appointed to the Audit, Compensation, Compliance, Nominating/Corporate Governance, and Risk Oversight Committees of the Board. In addition, Mr. Espinoza was elected to the Board of Directors of Glacier Bank, the Company’s wholly owned banking subsidiary.

Mr. Espinoza, who commonly goes by “Tommy,” is a prominent architect of Latino community and business development policy and programs, with over 45 years of community development experience that spans the public, private and non-profit spectrum. Mr. Espinoza is the President and CEO of Espinoza Community Development LLC, a corporation dedicated to private community development, and is the co-founder and former President and CEO of Raza Development Fund, the largest Latino Community Financial Institution in the United States. He also currently serves as a director for The Foothills Bank, division of Glacier Bank. Mr. Espinoza will bring extensive experience in executive-level leadership, corporate management, consultation, asset management and community, business and real estate development to the Board.

The Board affirmatively determined that Mr. Espinoza qualifies as an “independent director” in accordance with New York Stock Exchange listing standards. Additionally, Mr. Espinoza does not have an interest in any transactions requiring disclosure under Item 404(a) of Regulation S-K. There are no family relationships between Mr. Espinoza and any of the Company's directors or other executive officers. Other than as described below, there are no arrangements or understandings between Mr. Espinoza and any other persons or entities pursuant to which Mr. Espinoza has been elected as a director of the Company.

Mr. Espinoza will receive compensation for his services consisting of a cash retainer and stock awards under the Company’s director compensation program applicable to non-employee members of the Board as described in the Company’s proxy statement for its 2022 annual meeting of shareholders.

In connection with the election of Mr. Espinoza as a director of the Company, the Board increased the number of directors comprising the Board from 9 to 10 directors, effective December 1, 2022.

ITEM 7.01. REGULATION FD DISCLOSURE
A copy of the Company’s press release announcing the election of Mr. Espinoza as a new director of the Company is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

See Exhibit Index below.

EXHIBIT INDEX

Exhibit Description
99.1 Press Release dated October 27, 2022
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	October 27, 2022	GLACIER BANCORP, INC.

/s/ Randall M. Chesler
		By:	Randall M. Chesler
President and Chief Executive Officer